                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-08897
                                   ------------------

         Sparrow Funds
--------------------------------------------
(Exact name of registrant as specified in charter)

         225 S. Meramec Ave
         Suite 732 Tower
St.      Louis, MO 63105 (Address of principal executive offices) (Zip code)

Timothy Ashburn
Unified Fund Services, Inc.
431 N. Pennsylvania St.
Indianapolis, IN  46204
------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 314-725-6161

Date of fiscal year end:   8/31
                        --------------------

Date of reporting period:  2/29/04
                         -------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

================================================================================
                               Sparrow Growth Fund
================================================================================





                               Semi-Annual Report

                                February 29, 2004

                                   (Unaudited)









                                  Fund Advisor:

                        Sparrow Capital Management, Inc.
                    225 South Meramec Avenue, Suite 732 Tower
                            St. Louis, Missouri 63105


                            Toll Free: (888) 727-3301

                                                SPARROW CAPITAL MANAGEMENT, INC.

Management's Discussion and Analysis on Fund Performance

Dear Sparrow Growth Fund Shareholder:

     The Sparrow Growth Fund's investment objective is long-term capital appreciation. The Fund is currently invested in approximately 25 large capitalization stocks and 25 mid capitalization stocks that we believe have strong earnings per share growth. Other factors we look for include: experienced management with a good track record of adding value for shareholders, a strong balance sheet, the ability to generate free cash flow and the potential for high returns on equity. What we seek to accomplish for our shareholders is a return that exceeds the return of S&P 500 over a full business cycle which usually lasts about three to five years.

     For the twelve months ended February 29, 2004, the total return (without sales load) for Sparrow Growth Fund Class A shares was 37.34%, slightly behind the 38.48% return of the S&P 500. Our largest holding is Dell Inc., at 4.48% of the Fund's net assets (as of February 29, 2004). Dell's earnings per share have compounded at a 14% rate over the last 60 months and 28% over the past 12 months. Michael Dell founded the company and is Chairman of the Board. We believe he has done a great job for shareholders over the years. Dell is considered a large cap stock with an equity market value of $86 billion. Its long-term debt is $0.5 billion compared to $5.0 in total stockholder's equity and it recently earned over 40% on that stockholder's equity.

     Earlier this year, we added Phelps Dodge to our holdings (3.32% of the Fund's net assets as of February 29, 2004). Phelps Dodge is one of the world's largest copper producers. We were attracted to the company due to its high degree of earnings leverage to copper prices, which are being driven by a global economic recovery, and increased demand for raw materials by China. In addition, increased applications for copper are being found in a number of industrial applications, which is also helping to fuel increased demand. We estimate that for every $0.01 change in the price of copper, an additional $20 million in pre-tax profits are generated for the company. In addition to the higher earnings growth fueled by higher copper prices, we were also attracted to the company's potential from its ongoing cost cutting program, and use of free cash flow, which is being used to pay down debt. We also anticipate that the company may re-instate its cash dividend to shareholders in the near future. Despite all these positives, the stock is selling for less than it was in 1997.

     In closing, we are pleased that you are a shareholder and we will work hard and diligently to meet the Fund's stated goals and objectives.

Sincerely,

/s/ Gerald Sparrow

Gerald Sparrow
President

225 South Meramec  Suite 732 Tower  St. Louis, MO 63105  (314) 725-6161
                                                        www.sparrowcapital.com

Investment Results, Class A

                                                                                    Average Annual Total Returns
                                                                              (for the periods ended February 29, 2004)

                                                                                                         Since Inception
                                            One Month      Six Month      One Year     Five Year        (October 4, 1998)
                                          --------------- ------------- ---------------------------- -------------------------

Sparrow Growth Fund, Class A*                 -5.17%         3.95%         29.41%        -3.15%               2.49%

Sparrow Growth Fund, Class A*                 0.58%          10.30%        37.34%        -1.99%               3.62%
(excluding sales charge)

S&P 500 Index**                               1.39%          14.58%        38.48%        -0.12%               3.97%


     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.

     * Return figures reflect any change in price per share and assume the reinvestment of all distributions.

     ** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 is a widely recognized unmanaged index of equity securities and is representative of a broader market and range of securities than is found in the Fund's portfolio.

     Comparison of the Growth of a $10,000 Investment in the Sparrow Growth Fund, Class A and the S&P 500 Index

                      Sparrow Growth        S&P 500
                      Fund, Class A         Index
                         ($11,421)          ($12,346)
                --------------------  --------------
      10/4/98              9,425.07       10,000.00
      2/28/99             12,629.59       12,421.59
      8/31/99             12,610.74       13,331.15
      2/29/00             14,618.28       13,878.71
      8/31/00             16,908.58       15,505.49
      2/28/01             12,270.00       12,741.35
      8/31/01             10,816.48       11,725.92
      2/28/02             10,750.41       11,528.80
      8/31/02              9,872.63        9,615.84
      2/28/03              8,315.29        8,915.06
      8/31/03             10,353.99       10,775.25
      2/29/04             11,420.54       12,345.98

     The chart above assumes an initial investment of $10,000 made on October 4, 1998 (commencement of Fund operations) and held through February 29, 2004. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Investment Results, Class C

                                                                                      Average Annual Total Returns
                                                                                (for the periods ended February 29, 2004)

                                                                                                            Since Inception
                                             One Month      Six Month      One Year       Three Year       (November 9, 2000)
                                           -------------- -------------- -------------- --------------- -------------------------

Sparrow Growth Fund, Class C*                  0.59%          9.83%         36.56%          -2.99%               -7.66%

S&P 500 Index**                                1.39%         14.58%         38.48%          -0.94%               -4.39%


     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.

     * Return figures reflect any change in price per share and assume the reinvestment of all distributions.

     ** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 is a widely recognized unmanaged index of equity securities and is representative of a broader market and range of securities than is found in the Fund's portfolio.

     Comparison of the Growth of a $10,000 Investment in the Sparrow Growth Fund, Class C and the S&P 500 Index

                       Sparrow Growth        S&P 500
                               Fund, Class C Index

      11/9/00             10,000.00       10,000.00
      2/28/01              8,422.08        8,894.21
      8/31/01              7,402.60        8,185.13
      2/28/02              7,331.17        8,052.21
      8/31/02              6,688.31        6,714.02
      2/28/03              5,629.87        6,224.71
      8/31/03              7,000.00        7,523.54
      2/29/04              7,688.31        8,620.26



     The chart above assumes an initial investment of $10,000 made on November 9, 2000 (inception of Class A shares) and held through February 29, 2004. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Sparrow Growth Fund
Schedule of Investments
February 29, 2004 (Unaudited)

Common Stocks - 97.25%                                                 Shares            Value
                                                                     ------------     -------------

Air Cond & Warm Air Heating Equip & Comm & Indl Refrig Equip - 1.30%
Engineered Support Systems, Inc.                                           1,950       $   101,790
                                                                                      -------------

Air Transportation - 2.23%
Southwest Airlines Co.                                                    12,600           174,006
                                                                                      -------------

Aircraft Engines & Engine Parts - 2.87%
United Technologies Corp.                                                  2,430           223,827
                                                                                      -------------

Computer Communication Equipment - 4.32%
Cisco Systems, Inc. (a)                                                   14,600           337,260
                                                                                      -------------

Computers & Office Equipment - 1.24%
International Business Machines Corp.                                      1,000            96,500
                                                                                      -------------

Deep Sea Foreign Transportation Of Freight - 1.02%
Teekay Shipping Corp.                                                      1,200            80,004
                                                                                      -------------

Electric Services - 2.92%
Contsellation Energy Group                                                 2,700           107,325
Encana Corp.                                                               2,780           120,791
                                                                                      -------------
                                                                                           228,116
                                                                                      -------------

Electromedical & Electrotherapeutic Apparatus - 2.80%
Medtronic, Inc.                                                            4,670           219,023
                                                                                      -------------

Electronic Computers - 4.47%
Dell, Inc. (a)                                                            10,700           349,355
                                                                                      -------------

Federal & Federally - Sponsored Credit Agencies - 3.07%
Fannie Mae                                                                 3,200           239,680
                                                                                      -------------

Gas & Other Services Combined - 2.60%
Sempra Energy Corp.                                                        6,400           202,880
                                                                                      -------------

Gold and Silver Ores - 1.46%
Anglogold Limited                                                          2,650           113,817
                                                                                      -------------

Hazerdous Waste Management - 1.47%
Stericycle, Inc. (a)                                                       2,490           115,138
                                                                                      -------------

Investment Advice - 0.95%
Alliance Capital Management Holding LP                                     2,000            74,000
                                                                                      -------------

Mortgage Bankers & Loan Correspondents - 1.45%
Countrywide Financial Corp                                                 1,240           113,621
                                                                                      -------------

Motor Vehicles & Passenger Car Bodies - 2.56%
General Motors Corp.                                                       4,150           199,698
                                                                                      -------------

See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund
Schedule of Investments - continued
February 29, 2004 (Unaudited)


Common Stocks - 97.25% - continued                                     Shares            Value
                                                                     ------------     -------------

National Commercial Banks - 4.47%
Commerce Bancorp, Inc.                                                     1,900         $ 115,273
Marshall & Ilsley Corp.                                                    5,900           233,758
                                                                                      -------------
                                                                                           349,031
                                                                                      -------------

Natural Gas Distribution - 1.16%
AGL Resources, Inc.                                                        3,150            90,342
                                                                                      -------------

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.13%
Armor Holdings, Inc. (a)                                                   3,000            88,080
                                                                                      -------------

Perfumes, Cosmetics & Other Toilet Preparations - 3.17%
Avon Products, Inc.                                                        3,500           247,100
                                                                                      -------------

Petroleum Refining - 2.66%
Marathon Oil Corp.                                                         5,900           207,326
                                                                                      -------------

Pharmaceutical Preparations - 4.18%
American Pharmaceutical Partners, Inc. (a)                                 4,185           149,405
Wyeth                                                                      4,470           176,565
                                                                                      -------------
                                                                                           325,970
                                                                                      -------------

Primary Smelting and Refining of Nonferrous Materials - 3.32%
Phelps Dodge Corp.                                                         3,000           258,780
                                                                                      -------------

Printed Circuit Boards - 1.59%
Sanmina Corp. (a)                                                          9,770           123,981
                                                                                      -------------

Radio & TV Broadcasting & Communications Equipment - 1.26%
Applied Signal Technology, Inc.                                            3,700            98,494
                                                                                      -------------

Radiotelephone Communications - 3.36%
NEXTEL Communications, Inc. - Class A (a)                                  9,900           262,251
                                                                                      -------------

Retail - Building Materials, Hardware, Garden Supply - 1.43%
Tractor Supply Co. (a)                                                     2,600           111,332
                                                                                      -------------

Retail - Catalog & Mail - Order Houses - 1.44%
Amazon.com, Inc. (a)                                                       2,600           112,190
                                                                                      -------------

Retail - Home Furniture, Furnishings & Equipment Stores - 1.13%
Bed Bath & Beyond, Inc.                                                    2,150            87,892
                                                                                      -------------

Retail - Miscellaneous Retail - 1.36%
First Cash Financial Services, Inc.                                        3,130           106,107
                                                                                      -------------

Retail - Radio TV & Consumer Electronics Stores - 3.07%
Best Buy Co., Inc.                                                         4,500           239,625
                                                                                      -------------

See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund
Schedule of Investments - continued
February 29, 2004 (Unaudited)


Common Stocks - 97.25% - continued                                     Shares            Value
                                                                     ------------     -------------

Rubber & Plastics Footwear - 1.17%
Reebok International Ltd.                                                  2,300          $ 91,563
                                                                                      -------------

Savings Institutions, Not Federally Chartered - 2.81%
Washington Mutual, Inc.                                                    4,880           219,307
                                                                                      -------------

Security Brokers, Dealers & Flotation Companies - 2.92%
Lehman Brothers Holdings, Inc.                                             2,630           228,047
                                                                                      -------------

Semiconductors & Related Devices - 2.25%
Intel Corp.                                                                6,000           175,380
                                                                                      -------------

Services - Misc Health & Allied Services - 1.34%
Davita, Inc. (a)                                                           2,300           104,673
                                                                                      -------------

Services - Pharmacy Services - 1.51%
Express Scripts, Inc. (a)                                                  1,620           117,871
                                                                                      -------------

Services - Prepackaged Software - 1.79%
Macromedia, Inc. (a)                                                       6,800           139,400
                                                                                      -------------

Software - 2.72%
SAP Aktiengesellschaft                                                     5,370           212,652
                                                                                      -------------

State Commercial Banks - 1.20%
UCBH Holdings, Inc.                                                        2,400            93,600
                                                                                      -------------

Sugar and Confectionary Products - 1.13%
John B. Sanfilippo & Son (a)                                               2,600            87,854
                                                                                      -------------

Textiles & Apparel - 2.72%
Nike, Inc. - Class B                                                       2,900           212,425
                                                                                      -------------

Title Insurance - 1.21%
The First American Financial Corp.                                         3,090            94,400
                                                                                      -------------

Wholesale - Groceries & Related Products - 3.02%
Sysco Corp.                                                                5,950           235,918
                                                                                      -------------

TOTAL COMMON STOCKS (Cost $6,064,096)                                                    7,590,306
                                                                                      -------------

                                                                       Principal
Money Market Securities - 4.08%                                        Amount
                                                                     ------------
First American Government Fund, 0.34%  (b)                             $ 318,308           318,308
                                                                                      -------------

TOTAL MONEY MARKET SECURITIES (Cost $318,308)                                              318,308
                                                                                      -------------

TOTAL INVESTMENTS (Cost $6,382,404) - 101.33%                                         $  7,908,614
                                                                                      -------------

Liabilities in excess of other assets - (1.33%)                                           (103,503)
                                                                                      -------------

TOTAL NET ASSETS - 100.00%                                                            $  7,805,111
                                                                                      =============


(a) Non-income producing.
(b) Variable rate security; the yield shown represents the yield at February 29, 2004.

See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund
Statement of Assets and Liabilities
February 29, 2004 (Unaudited)


Assets
Investments in securities, at value (cost $6,382,404)                                                   $ 7,908,614
Interest receivable                                                                                              60
Dividends receivable                                                                                         10,172
Receivable for investments sold                                                                             175,842
Receivable for fund shares sold                                                                              21,961
Receivable due from Advisor                                                                                     292
                                                                                                    ----------------
     Total assets                                                                                         8,116,941
                                                                                                    ----------------

Liabilities
Accrued advisory fees                                                                                        10,693
Accrued 12b-1 fees                                                                                           22,803
Payable for investments purchased                                                                           278,334
                                                                                                    ----------------
     Total liabilities                                                                                      311,830
                                                                                                    ----------------

Net Assets                                                                                              $ 7,805,111
                                                                                                    ================

Net Assets consist of:
Paid in capital                                                                                         $ 8,333,049
Undistributed net investment income (loss)                                                                  (44,083)
Accumulated net realized gain (loss) on investments                                                      (2,010,065)
Net unrealized appreciation (depreciation) on investments                                                 1,526,210
                                                                                                    ----------------

Net Asset Value                                                                                         $ 7,805,111
                                                                                                    ================
     (unlimited number of shares with no par value)

Class A:
Net asset value and redemption price per share ($7,600,029 / 627,874)                                       $ 12.10
                                                                                                    ================

Maximum offering price per Class A share ($12.10 / 94.25%)                                                  $ 12.84
                                                                                                    ================

Class C:
Net asset value and offering price per share ($205,082 / 17,327)                                            $ 11.84
                                                                                                    ================

Minimum redemption price per Class C share ($11.84 x 97.5%) (a)                                             $ 11.54
                                                                                                    ================


(a) Class C shares are subject to a contingent deferred sales charge of 2.50% if shares are redeemed within two years of purchase. This applies to shares purchased on or after May 1, 2003.

See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund
Statement of Operations
Six months ended February 29, 2004 (Unaudited)


Investment Income
Dividend income                                                                                         $ 33,872
Interest income                                                                                              700
                                                                                                    -------------
  Total Income                                                                                            34,572
                                                                                                    -------------

Expenses
Investment advisor fee                                                                                    60,789
12b-1 fee (Class A - $16,872; Class C - $993)                                                             17,865
                                                                                                    -------------
  Total Expenses                                                                                          78,654
                                                                                                    -------------
Net Investment Income (Loss)                                                                             (44,082)
                                                                                                    -------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                        158,277
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                              534,574
                                                                                                    -------------
Net realized and unrealized gain (loss) on investment securities                                         692,851
                                                                                                    -------------
Net increase (decrease) in net assets resulting from operations                                        $ 648,769
                                                                                                    =============


See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund
Statements of Changes In Net Assets

                                                                                   Six months ended
                                                                                  February 29, 2004          Year Ended
Increase (Decrease) in Net Assets                                                    (Unaudited)          August 31, 2003
                                                                                  -------------------     -----------------
Operations
  Net investment income (loss)                                                             $ (44,082)            $ (55,976)
  Net realized gain (loss) on investment securities                                          158,277              (103,303)
  Change in net unrealized appreciation (depreciation)                                       534,574               406,553
                                                                                  -------------------     -----------------
  Net increase (decrease) in net assets resulting from operations                            648,769               247,274
                                                                                  -------------------     -----------------
Capital Share Transactions
  Proceeds from shares sold
      Class A                                                                              1,310,983             1,586,292
      Class C                                                                                  1,900               133,516
  Amount paid for shares repurchased
      Class A                                                                               (272,398)             (576,431)
      Class C                                                                                (17,471)             (328,784)
                                                                                  -------------------     -----------------
  Net increase (decrease) in net assets resulting
     from share transactions                                                               1,023,014               814,593
                                                                                  -------------------     -----------------
Total Increase (Decrease) in Net Assets                                                    1,671,783             1,061,867
                                                                                  -------------------     -----------------

Net Assets
  Beginning of period                                                                      6,133,328             5,071,461
                                                                                  -------------------     -----------------

 End of period                                                                           $ 7,805,111           $ 6,133,328
                                                                                  ===================     =================

Accumulated Net Investment Income (loss)                                                   $ (44,082)                  $ -
                                                                                  -------------------     -----------------

Capital Share Transactions - A Shares
  Shares sold                                                                                110,545               159,238
  Shares issued in reinvestment of distributions                                                   -                     -
  Shares repurchased                                                                         (23,422)              (64,491)
                                                                                  -------------------     -----------------

  Net increase (decrease) from capital transactions                                           87,123                94,747
                                                                                  ===================     =================

Capital Share Transactions - C Shares
  Shares sold                                                                                    168                13,479
  Shares issued in reinvestment of distributions                                                   -                     -
  Shares repurchased                                                                          (1,578)              (34,140)
                                                                                  -------------------     -----------------

  Net increase (decrease) from capital transactions                                           (1,410)              (20,661)
                                                                                  ===================     =================


See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund - Class A
Financial Highlights

                                         Six months ended   Year ended Year ended  Year ended  Year ended  Period ended
                                        February 29, 2004   August 31, August 31, August 31,   August 31,  August 31,
                                          (Unaudited)         2003       2002        2001        2000         1999    (a)
                                        ----------------    ---------- ---------- ------------------------ -----------

Selected Per Share Data
Net asset value, beginning of period            $ 10.97       $ 10.46    $ 11.46      $ 17.94     $ 13.38     $ 10.00
                                        ----------------    ---------- ---------- ------------------------ -----------
Income from investment operations
  Net investment income (loss)                    (0.07)        (0.11)     (0.09)       (0.18)      (0.30)      (0.13)
  Net realized and unrealized gain (loss)          1.20          0.62      (0.91)       (6.28)       4.86        3.51
                                        ----------------    ---------- ---------- ------------------------ -----------
Total from investment operations                   1.13          0.51      (1.00)       (6.46)       4.56        3.38
                                        ----------------    ---------- ---------- ------------------------ -----------
Less Distributions to shareholders:
  From net investment income                          -             -          -           -            -           -
  From net realized gain                              -             -          -       (0.02)           -           -
                                        ----------------    ---------- ---------- ------------------------ -----------
Total distributions                                   -             -          -       (0.02)           -           -
                                        ----------------    ---------- ---------- ------------------------ -----------

Net asset value, end of period                  $ 12.10       $ 10.97    $ 10.46      $ 11.46     $ 17.94     $ 13.38
                                        ================    ========== ========== ======================== ===========

Total Return (b)                                 10.30% (c)     4.88%     -8.73%      -36.03%      34.08%      33.80% (c)

Ratios and Supplemental Data
Net assets, end of period (000)                 $ 7,600       $ 5,931    $ 4,666      $ 6,468     $ 8,646     $ 5,319
Ratio of expenses to average net assets           2.25% (d)     2.29%      2.21%        2.31%       2.50%       2.50% (d)
Ratio of net investment income to
   average net assets                            (1.25)%(d)    (1.12)%    (0.81)%      (1.31)%     (2.00)%     (1.03)%(d)
Portfolio turnover rate                          33.79%       164.65%    218.18%      144.44%     117.57%     166.41%


(a) For the period October 4,1998 (Commencement of Operations) through August 31, 1999.
(b)  Total returns shown exclude the effect of applicable sales load.
(c)  Not annualized.
(d)  Annualized.

See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund - Class C
Financial Highlights

                                                            Six months ended     Year ended     Year ended   Period ended
                                                           February 29, 2004     August 31,     August 31,  August 31,
                                                             (Unaudited)            2003          2002         2001     (a)
                                                           -----------------   ---------------  ----------  ------------

Selected Per Share Data
Net asset value, beginning of period                                $ 10.78           $ 10.30     $ 11.40       $ 15.40
                                                           -----------------   ---------------  ----------  ------------
Income from investment operations
  Net investment income (loss)                                        (0.10)            (0.20)      (0.10)        (0.17)
  Net realized and unrealized gain (loss)                              1.16              0.68       (1.00)        (3.83)
                                                           -----------------   ---------------  ----------  ------------
Total from investment operations                                       1.06              0.48       (1.10)        (4.00)
                                                           -----------------   ---------------  ----------  ------------
Less distributions to shareholders:
  From net investment income                                              -                 -           -             -
  From net realized gain                                                  -                 -           -             -
                                                           -----------------   ---------------  ----------  ------------
Total distributions                                                       -                 -           -             -
                                                           -----------------   ---------------  ----------  ------------

Net asset value, end of period                                      $ 11.84           $ 10.78     $ 10.30       $ 11.40
                                                           =================   ===============  ==========  ============

Total Return                                                          9.83% (b)         4.66%       (9.65)%      (25.97)(b)

Ratios and Supplemental Data
Net assets, end of period (000)                                       $ 205             $ 202       $ 406         $ 316
Ratio of expenses to average net assets                               2.75% (c)         2.72%       2.75%         2.72% (c)
Ratio of net investment income to
   average net assets                                                (1.75)%(c)        (2.11)%     (0.98)%       (1.66)%(c)
Portfolio turnover rate                                              33.79%           164.65%     218.18%       144.44%


(a) For the period November 9, 2000 (Commencement of Operations) through August 31, 2001.
(b)  Not annualized.
(c)  Annualized.

See accompanying notes which are an integral part of the financial statements.

                               Sparrow Growth Fund
                        Notes to the Financial Statements
                                February 29, 2004
                                   (Unaudited)

NOTE 1.  ORGANIZATION

     The Sparrow Growth Fund (the "Fund") was organized as a series of Sparrow Funds (the "Trust") on July 14, 1998 and commenced operations on October 4, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the "Trust Agreement"). The Fund's investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. The Board has authorized two classes of shares: Class A shares and Class C shares. Each class is subject to different expenses and a different sales charge structure. The investment advisor to the Fund is Sparrow Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board of Trustees.

     Federal Income Taxes- There is no provision for federal income tax. The Fund intends to continue to qualify each year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains.

     Security Transactions and Related Income- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains at least once a year.


     Contingent Deferred Sales Charges - With respect to Class A Shares, there is no initial sales charge on purchases of $1 million or more, or purchases by qualified retirement plans with at least 200 eligible employees; however, a contingent deferred sales charge ("CDSC") of 1%, based on the lower of the shares' cost or current net asset value ("NAV"), will be imposed on such purchases if the shares are redeemed within eighteen months of purchase. With respect to Class C Shares, there is no initial sales charge. However, Class C Shares are subject to a CDSC of 2.50% based on the lower of the shares' cost or current NAV, if the shares are redeemed within two years of purchase. Prior to May 1, 2003, the CDSC for Class C was 1.00%. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge.

                               Sparrow Growth Fund
                        Notes to the Financial Statements
                          February 29, 2004 - continued
                                   (Unaudited)

NOTE 3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Sparrow Capital Management, Inc. to manage the Fund's investments. The President of the Advisor is a trustee of the Fund.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments and pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), Rule 12b-1 distribution expenses, fees and expenses of the non-interested person trustees and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of Class A and Class C shares. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. For the six months ended February 29, 2004 the Advisor received a fee of $60,789 from the Fund.

     The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified Financial Securities, Inc. (the "Distributor") acts as the principal distributor of the Fund's shares. The services of the administrator, transfer agent, fund accountant, and Distributor are operating expenses paid by the Advisor.

     Each class has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each "Plan") under which each class is authorized to incur distribution expenses at a maximum annual rate of 0.50% of the average daily net assets for Class A and 1.00% of the average daily net assets for Class C, including 0.25% shareholder services fee only for Class C. The expenses may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plans. Each Plan is designed to promote the sale of shares of the Fund. For the six months ended February 29, 2004, Class A incurred 12b-1 expenses of $16,872 and Class C incurred 12b-1 expenses of $993.

                               Sparrow Growth Fund
                        Notes to the Financial Statements
                          February 29, 2004 - continued
                                   (Unaudited)

NOTE 4.  INVESTMENT TRANSACTIONS

     For the six months ended February 29, 2004, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations ,were as follows:

Purchases
     U.S. Government Obligations        $        -
     Other                               4,310,844
Sales
     U.S. Government Obligations        $        -
     Other                               2,159,892

     As of February 29, 2004, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation           $ 1,644,798
Gross (Depreciation)            (118,588)
                          ---------------
Net Appreciation
on Investments               $ 1,526,210
                          ===============

     At February 29, 2004, the aggregate cost of securities for federal income tax purposes was $6,382,404.

NOTE 5. ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6. RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. As of February 29, 2004, no person beneficially owned 25% or more of Class A or Class C shares of the Fund.

     The Advisor, the Distributor and Sun Security Bank (the "Bank") have entered into an agreement whereby advance commissions received by the Distributor are paid to the Bank on behalf of the Advisor. For the year ended February 29, 2004 the Distributor paid advance commissions of $28 to the Bank. The Advisor has reimbursed the Distributor for this amount.

NOTE 7. CAPITAL LOSS CARRYFORWARDS

     At August 31, 2003, the Fund has capital loss carryforwards of $2,112,330:
$75,069 expire in 2007, $512,591 expire in 2008, $450,421 expire in 2009,
$441,171 expire in 2010 and $633,078 expire in 2011. The Fund also has elected to defer post-October losses totaling $39,302.

     Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount, which is offset, will not be distributed.

                               Sparrow Growth Fund
                        Notes to the Financial Statements
                          February 29, 2004 - continued
                                   (Unaudited)

NOTE 8. DISTRIBUTION TO SHAREHOLDERS

     There were no capital gain or income distributions for the six months ended February 29, 2004 and the fiscal years ended August 31, 2002 and 2003.

     As of August 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)             $          -
Undistributed long-term capital gain/(accumulated losses)        (2,122,477)
Unrealized appreciation/(depreciation)                              945,772
                                                             ---------------
                                                               $ (1,176,705)
                                                             ===============

NOTE 9. CHANGE OF AUDITORS

     On January 26, 2004, Cohen McCurdy, Ltd. ("Cohen") was selected to replace McCurdy & Associates CPA's, Inc. ("McCurdy") as the Fund's independent auditor for the 2004 fiscal year. The selection of Cohen was approved by the Board of Trustees and separately by the Audit Committee of the Trust.

     McCurdy's report on the Fund's financial statements for the fiscal years ended August 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two year period ended August 31, 2003, and through the date of the engagement of Cohen, there were no disagreements between the Fund and McCurdy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of McCurdy, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

                                  PROXY VOTING

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request: (1) by calling the Fund at (888) 727-3301; (2) on the Fund's website at www.sparrowfunds.com; and (3) on the SEC's website at www.sec.gov.


TRUSTEES
Gerald R. Sparrow
Richard N. Priest
Donald D. Woodruff

OFFICER
Gerald R. Sparrow, President, Secretary and Treasurer

INVESTMENT ADVISOR
Sparrow Capital Management, Inc.
225 S. Meramec Ave., #732
St. Louis, MO 63105

DISTRIBUTOR
Unified Financial Securities, Inc.
431 N. Pennsylvania Street
Indianapolis, IN  46204

INDEPENDENT ACCOUNTANTS
Cohen McCurdy, Ltd.
27955 Clemens Rd.
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn, LLP
One US Bank Plaza
St. Louis, MO  63101

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana 46204

Item 2. Code of Ethics.  Not Applicable

Item 3. Audit Committee Financial Expert. Not Applicable

Item 4. Principal Accountant Fees and Services. Not Applicable

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.  Not Applicable

Item 10.  Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of May , 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a)(1) Not Applicable

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not Applicable

(b)  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sparrow Funds

By
*      /s/ Gerald Sparrow
 -------------------------------------
         Gerald Sparrow, President

Date    May 10, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*      /s/ Gerald Sparrow
 -----------------------------------------------
         Gerald Sparrow, President and Treasurer

Date   May 10, 2004